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                                                             EXHIBIT 10.1.8.2

                             UNITED AUTO GROUP, INC.

                  FIRST AMENDED AND RESTATED STOCK OPTION PLAN

                                February 8, 2000


                                    ARTICLE I

                                     Purpose

This STOCK OPTION PLAN (the "PLAN") is intended to encourage stock ownership in UNITED AUTO GROUP, INC. (the "COMPANY") by employees of the Company and its subsidiaries and affiliates in order to increase their proprietary interest in the Company's success and to encourage such employees to remain in the employ of the Company and its subsidiaries or affiliates.


                                   ARTICLE II

                               Certain Definitions

"Board" shall mean the Board of Directors of the Company.

"Class A Preferred Stock" shall mean the Class A Convertible Preferred Stock of the Company, par value $0.0001 per share.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean the Board or the Compensation and Stock Option Committee of the Board.

"Common Stock" shall mean the voting common stock of the Company, par value $0.0001 per share.

"Eligible Employee" shall mean (i) any person employed on a full-time basis by the Company or any of its subsidiaries or (ii) any person employed by an affiliate of the Company who performs services for the Company or any of its subsidiaries or (iii) any director or former employee of the Company or any of its subsidiaries.

"Exercise Price" shall have the meaning assigned to such term in Article VI hereof.

"IPO" shall mean a "Qualified Public Offering" as such term is defined in the Company's Restated Certificate of Incorporation as in effect on the date the Plan is adopted by the Board or the completion of a sale of capital stock of the Company (or a subsidiary of the



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Company) pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended, and which has been deemed to be a Qualified Public Offering by the holders of a majority of the outstanding shares of the Class A Preferred Stock of the Company.

"ISO" shall mean an "incentive stock option" within the meaning of Section 422 of the Code.

"Option" shall mean any option granted under the Plan.

"Optionee" shall mean any holder of an Option.

"Option Agreement" shall mean the agreement between an Optionee and the Company governing Options granted under the Plan, the forms of which shall be consistent with the terms of the Plan but need not be identical.

"Non-Qualified Option" shall mean an Option which is not an ISO.


                                   ARTICLE III

                                      Stock

The stock to be issued upon the exercise of Options shall be shares of authorized but unissued Common Stock or previously issued shares of Common Stock reacquired by the Company. The aggregate number of shares of Common Stock as to which Options may be granted under the Plan at any time shall not exceed 3,000,838, subject to adjustment from time to time in accordance with the provisions of Article X hereof. The aggregate number of shares of Common Stock with respect to which Options may be granted during any calendar year to any Eligible Employee is 500,000.

The number of shares of Common Stock available for grant of Options at any time under the Plan shall be decreased by the sum of (i) the number of shares with respect to which Options have been issued and have not lapsed or been cancelled, in each case, prior to such time and (ii) the number of shares issued prior to such time upon exercise of Options. In the event that any outstanding Option under the Plan lapses in accordance with Articles VII or VIII hereof, prior to the end of the period during which Options may be granted, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for the granting of Options under the Plan.


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                                   ARTICLE IV

                                  Participation

Optionees shall be limited to Eligible Employees who have received written notice of their selection to participate in the Plan and who have entered into an Option Agreement. Each Option Agreement shall state the total number of shares of Common Stock which are subject to the Option granted. No Eligible Employee shall at any time have a right to be selected as a participant.


                                    ARTICLE V

                                 Administration

The Plan shall be administered by the Committee which shall have sole authority, in its absolute discretion: (a) to select which Eligible Employees shall be granted Options; (b) to determine the number of Options to be granted to such Eligible Employees and whether such Options shall be ISOs or Non-Qualified Options; (c) to prescribe the form or forms of the Option Agreements under the Plan; (d) to adopt, amend or rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; and (e) to construe and interpret the Plan, and all such rules and regulations, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee made in good faith shall be final and binding on all participants. Neither the Committee nor any member of the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, counsel fees) arising therefrom to the full extent permitted by Delaware law and under any directors' and officers' liability insurance coverage which may be in effect from time to time.


                                   ARTICLE VI

                                 Exercise Price

The Exercise Price per share of Common Stock covered by Options granted under the Plan shall be established on or prior to the date of grant by the Committee and shall be set forth in the Optionee's Option Agreement. Payment shall be made in full upon exercise of the Option by delivering to the Company at its principal executive offices cash or a certified check, bank draft or money order payable to the order of the

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Company in the aggregate amount of the Exercise Price, or in accordance with any cashless exercise procedures adopted by the Committee from time to time.


                                   ARTICLE VII

                               Vesting of Options

All Options granted under the Plan shall vest and become exercisable in accordance with vesting schedules established by the Committee at the time of grant.



                                  ARTICLE VIII

                            Termination of Employment

Each Option will have a ten-year term from the date of grant, subject to earlier termination upon termination of the Optionee's employment, as determined by the Committee. The Committee may also provide that the Company shall have the right prior to the IPO to repurchase any shares of Common Stock held by an Optionee whose employment has terminated, at such price as shall be established by the Committee at the time of grant.


                                   ARTICLE IX

                                 Transferability

Options shall not be transferable, except by will or the laws of descent and distribution. During the lifetime of the Optionee, Options shall be exercisable only by the Optionee.


                                    ARTICLE X

                 Adjustment for Recapitalization, Merger, Etc.

The aggregate and maximum number of shares of Common Stock which may be purchased or acquired pursuant to Options granted hereunder, the number of shares of Common Stock to which each Option relates, the Exercise Price in respect of such Option, and the maximum number of shares which may be granted to each Eligible Employee during any calendar year shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or stock distributions or other increases or decreases in the outstanding shares of Common Stock effected without


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receipt of consideration in any form permitted under Delaware law. Any adjustment shall be conclusively determined by the Committee.

Except as otherwise provided in the Optionee's Option Agreement:

         (i) If the Company is the surviving corporation of any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination referred to as a "Merger Event"), the Optionee shall be entitled to receive, with respect to Options, substitute stock options to purchase shares of the surviving corporation on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve the value, rights and benefits of any Option granted hereunder, as of the date of the execution of the agreement evidencing the Merger Event.

         (ii) If the Company is not the surviving corporation in a Merger Event, the Committee may at its election cause payment to be made to each Optionee, in cash, an amount equal to the excess of the fair market value, on the date of the Merger Event, of the Common Stock subject to such Optionee's Options (whether vested or unvested, as determined by the Committee) over the Exercise Price of such Options on such date, and all such Options shall be cancelled upon receipt by the Optionee of such cash payment, without the need for obtaining the consent of the Optionee. If, upon such a Merger Event, the Committee declines to make such cash payment, the surviving or resulting corporation, as the case may be, or any parent or acquiring corporation thereof, shall, as a condition to the occurrence of the Merger Event, be obligated by the Company to grant substitute options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve (in the discretion of the Committee) the value, rights and benefits of any Option granted hereunder, as of the date of the execution of the agreement evidencing the Merger Event.

Upon receipt by the Optionee of any substituted options in the surviving corporation in any Merger Event, all Options for which substituted options were received shall be cancelled.

The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute Options and any determination of the fair market value of the Common Stock, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

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                                   ARTICLE XI

                             Rights as a Stockholder

An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his Option until he shall have become the holder of record of such shares, and he shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which he shall have become the holder of record thereof.


                                   ARTICLE XII

                                Employment Rights

Nothing in the Plan or in any Option Agreement entered into hereunder shall confer on any Optionee who is an employee of the Company or any of its subsidiaries or affiliates any right to continue in the employ of the Company or any of its subsidiaries or affiliates or to interfere in any way with the right of the Company or any of its subsidiaries or affiliates to terminate the Optionee's employment at any time.


                                  ARTICLE XIII

                              Transfer Restrictions

Appropriate legends shall be placed on the stock certificates evidencing shares issued upon exercise of Options to reflect any relevant transfer restrictions.


                                   ARTICLE XIV

                       Amendment or Discontinuance of Plan

The Board may from time to time, to the extent permitted by applicable law, amend, suspend, or discontinue the Plan; provided, however, that the Board may not take any action which would have a material adverse effect on outstanding Options or any unexercised rights under outstanding Options without the consent of the Optionee whose options would be adversely affected thereby.


                                   ARTICLE XV

                             Cancellation of Options

The Committee, in its discretion, may, with the express written consent of the Optionee to be affected, cancel any Option held by such consenting Optionee hereunder.

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                                   ARTICLE XVI

                                  Miscellaneous

         (a) The Company may, in its discretion, require that an Optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary under law to satisfy its obligations to withhold Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

         (b) Anything in the plan or any option agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any issue of shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee (or the Optionee's personal legal representative or transferee) to take any action in connection with any such shares to be issued, the issue of such shares shall be deferred until such action shall have been taken, provided, however, that the Company shall not be required to take such action.

         (c) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflicts of law thereof.

         (d) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

         (e) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan or other amount required to be reported as income for Federal income tax purposes shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company.

         (f) The expenses of administering the Plan shall be borne by the Company. The proceeds received by the Company from the exercise of any Options pursuant to the Plan will be used for general corporate purposes.

         (g) Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (h) The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.


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                                  ARTICLE XVII

                           Special Provisions for ISOs

         (a) ISOs must be granted within ten years from the date the Plan is adopted, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

         (b) ISOs may not be exercised after the expiration of ten years from the date such ISOs are granted.

         (c) The Exercise Price of ISOs may not be less than the fair market value of a share of Common Stock at the time such ISOs are granted, as determined by the Committee. In such case, fair market value shall be determined in a manner consistent with the rules and regulations under Section 422 of the Code.

         (d) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company within the meaning of
Section 424 (f) of the Code.

         (e) To the extent the aggregate fair market value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and all "subsidiary corporations" of the Company within the meaning of Section 424(f) of the Code) exceeds $100,000, such ISOs shall be treated as Non-Qualified Options. For purposes of the preceding sentence, the fair market value of the Common Stock shall be determined by the Committee at the time the ISO covering such stock is granted.

         (f) No ISOs may be granted under the Plan unless the Plan has been approved by the shareholders of the Company within 12 months before or after the date of the Plan's adoption by the Board.



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